INVESCO CHARTER FUND                                           SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.

FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-1424
SERIES NO.:         3

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A                            $ 40,042
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B                            $    101
                               Class C                            $    517
                               Class R                            $    337
                               Class S                            $    223
                               Class Y                            $  2,355
                               Class R5                           $  1,147
                               Class R6                           $  1,887

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A                            $ 0.2136
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B                            $ 0.0426
                               Class C                            $ 0.0426
                               Class R                            $ 0.1561
                               Class S                            $ 0.2363
                               Class Y                            $ 0.2703
                               Class R5                           $ 0.2913
                               Class R6                           $ 0.3130

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                             202,496
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                               2,145
                               Class C                              12,788
                               Class R                               2,262
                               Class S                               1,020
                               Class Y                               8,661
                               Class R5                              3,414
                               Class R6                                114

74V.                        1  Net asset value per share (to nearest cent)
                               Class A                            $  17.73
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B                            $  16.78
                               Class C                            $  16.84
                               Class R                            $  17.58
                               Class S                            $  17.74
                               Class Y                            $  17.79
                               Class R5                           $  18.41
                               Class R6                           $  18.41

INVESCO DIVERSIFIED DIVIDEND FUND                              SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 72DD, 73A, 74U AND 74V.


FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-1424
SERIES NO.:         18

72DD.                       1  Total income dividends for which record date passed during the period. (000's Omitted)
                               Class A               $ 45,142
                            2  Dividends for a second class of open-end company shares (000's Omitted)
                               Class B               $    119
                               Class C               $  2,730
                               Class R               $  1,541
                               Class Y               $ 14,540
                               Investor Class        $ 19,326
                               Class R5              $ 27,499
                               Class R6              $ 11,143

73A.                           Payments per share outstanding during the entire current period: (form nnn.nnnn)
                            1  Dividends from net investment income
                               Class A               $ 0.1696
                            2  Dividends for a second class of open-end company shares (form nnn.nnnn)
                               Class B               $ 0.1006
                               Class C               $ 0.1005
                               Class R               $ 0.1474
                               Class Y               $ 0.1924
                               Investor Class        $ 0.1787
                               Class R5              $ 0.1973
                               Class R6              $ 0.2062

74U.                        1  Number of shares outstanding (000's Omitted)
                               Class A                290,495
                            2  Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                               Class B                  1,087
                               Class C                 33,715
                               Class R                 10,175
                               Class Y                109,631
                               Investor Class         112,901
                               Class R5               160,933
                               Class R6                71,845

74V.                        1  Net asset value per share (to nearest cent)
                               Class A               $  18.66
                            2  Net asset value per share of a second class of open-end company shares (to nearest cent)
                               Class B               $  18.45
                               Class C               $  18.43
                               Class R               $  18.72
                               Class Y               $  18.68
                               Investor Class        $  18.65
                               Class R5              $  18.66
                               Class R6              $  18.66

INVESCO SUMMIT FUND                                            SUB-ITEM 77Q3

DUE TO THE RESTRICTIONS IN THE FORMAT OF FORM N-SAR TO ALLOW REPORTING OF INFORMATION FOR MULTIPLE CLASSES OF SHARES, THIS EXHIBIT PROVIDES CLASS LEVEL INFORMATION FOR ITEMS 74U AND 74V.


FOR PERIOD ENDING:  4/30/2016
FILE NUMBER :       811-1424
SERIES NO.:         19

74U.                        1 Number of shares outstanding (000's Omitted)
                              Class A              3,340
                            2 Number of shares outstanding of a second class of open-end company shares (000's Omitted)
                              Class B                 28
                              Class C                350
                              Class P            106,117
                              Class S                197
                              Class Y                186
                              Class R5                 1

74V.                        1 Net asset value per share (to nearest cent)
                              Class A           $  15.42
                            2 Net asset value per share of a second class of open-end company shares (to nearest cent)
                              Class B           $  14.38
                              Class C           $  14.34
                              Class P           $  15.58
                              Class S           $  15.48
                              Class Y           $  15.54
                              Class R5          $  15.60